UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

Broadview Institute, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-8508	41-0641789
(Commission File Number)	(IRS Employer Identification No.)

8147 Globe Drive

Woodbury, Minnesota 55125

(Address of Principal Executive Offices and Zip Code)

Telephone Number: 651-332-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (the “Amendment”) amends and restates the Current Report on Form 8-K filed by Broadview Institute, Inc. (the “Company”) with the Securities and Exchange Commission on April 4, 2013. The purpose of the Amendment is to file the Subscription Agreement described below as an exhibit, reference such exhibit in Item 1.01 and correct the document previously filed as Exhibit 3.1 and filed herewith as Exhibit 4.1.

Item 1.01     Entry into a Material Definitive Agreement.

On March 29, 2013, Broadview Institute, Inc., (the “Company”) entered into a Investment Representation Letter and Subscription Agreement (the “Subscription Agreement”) by and between the Company and Terry L. Myhre (“Myhre”). Myhre is the Chairman of the Board of Directors, as well as a lender to and significant shareholder of the Company. Pursuant to the Subscription Agreement, at the Closing thereunder (which also occurred on March 29, 2013), Myhre purchased four million five hundred thousand (4,500,000) Units, at a price of one dollar ($1.00) per Unit, from the Company for a total amount of four million five hundred thousand dollars ($4,500,000). Each Unit consists of one (1) share of Series B Preferred Stock of the Company and detachable Warrants to purchase two (2) shares of Common Stock at an exercise price of $0.50 per share. Each share of Series B Preferred Stock is convertible into one (1) share of the Company’s Common Stock. In addition, and pursuant to the Subscription Agreement, Myhre purchased four million five hundred thousand (4,500,000) shares of Common Stock at a price of twenty-five cents ($0.25) per share for a total amount of one million one hundred twenty five thousand dollars ($1,125,000). The Company relied on Section 4(2) of the Securities Act of 1933 for exemption from securities registration requirements.

The Company intends to use the proceeds from the Subscription Agreement primarily to reduce amounts owing to Mr. Myhre under the Line of Credit Authorization dated March 30, 2012 and for general corporate purposes.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03      Creation of a Direct Financial Obligation.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02      Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

Not Applicable

(b)           Pro forma financial information.

Not Applicable

(c)           Exhibits:

4.1        Amended and Restated Certificates of Designation of Preferred Stock of the Registrant.

10.1      Investment Representation Letter and Subscription Agreement dated March 29, 2013 between the Registrant and Terry L. Myhre.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2013

BROADVIEW INSTITUTE, INC.

By	/s/ Kenneth J. McCarthy
Kenneth J. McCarthy
Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

BROADVIEW INSTITUTE, INC.

EXHIBIT INDEX TO FORM 8-K/A

Amendment No. 1

Date of Report:	Commission File No.:
March 29, 2013	0-8508

EXHIBIT NO.     ITEM

4.1        Amended and Restated Certificates of Designation of Preferred Stock of the Registrant, dated March 29, 2013.

10.1      Investment Representation Letter and Subscription Agreement dated March 29, 2013 between the Registrant and Terry L. Myhre